UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

RespireRx Pharmaceuticals Inc. (the “Company”) announced today that Dr. Arnold Lippa, Chief Scientific Officer, Executive Chairman of the Board and Interim President and Interim Chief Executive Officer is an invited speaker and panel moderator at the 5th Meridian Drug Discovery Summit, being held November 7th and 8th at the Embassy Suites by Hilton Logan Airport, Boston MA. Dr. Lippa will give his talk, entitled “Translational Approaches to Drug Discovery and Development: A Case Study with AMPAkines,” on November 8 at 12:30 pm, to be followed at 2:30 pm by his panel discussion entitled “Achieving Drug Discovery Diversity Through Actionable Steps.” A copy of the slides from Dr. Lippa’s presentation may be found on the Company’s website.

The related press release is Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The slide deck presented is Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release and the slide deck that are Exhibits 99.1 and 99.2 include certain forward-looking information.

The information in this Item 7.01 and the documents attached as Exhibit 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	RespireRx Pharmaceuticals Inc. Press Release dated November 7, 2022
99.2	RespireRx Pharmaceuticals Inc. Slide Deck to be presented at the 5th Meridian Drug Discovery Summit on November 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer